UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2021

WORKSPORT LTD

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	35-2696895
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B1

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2021, Worksport Ltd, a Nevada corporation (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (the “Amendment”) to effect a reverse split of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of 1-for-20 (the “Reverse Stock Split”).

Pursuant to the Amendment, every twenty (20) shares of the Company’s Common Stock issued and outstanding or held in treasury (if any) immediately prior to the effectiveness of Amendment shall be automatically reclassified as and combined, without further action, into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. No fractional shares will be issued in connection with the Reverse Stock Split; but rather, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

As previously disclosed by the Company on a Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on April 26, 2021, and distributed to holders of record as of April 15, 2021, on April 15, 2021, the holder of the Company’s outstanding voting stock approved by written consent in lieu of a meeting of stockholders to grant the Company’s Board of Directors discretionary authority, without further stockholder approval, to file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State at any time before December 31, 2021, to effect a reverse stock split of the Company’s outstanding Common Stock by a ratio of not less than 1-for-10 (1:10) and not more than 1-for-30 (1:30), as determined by the Board. The Board approved the 1-for-20 ratio of the Reverse Stock Split on May 21, 2021.

The Company notified Financial Regulatory Authority, Inc. (“FINRA”) of the Reverse Stock Split as required by Rule10b-17 under the Securities Exchange Act of 1934, as amended, and the rules and procedures of FINRA on May 26, 2021. The Reverse Stock Split will not begin trading on a split-adjusted basis until it is processed and published by FINRA on the Daily List available on OTCBB.com.

The foregoing description of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No:	Description:
3.1	Certificate of Amendment to the Articles of Incorporation of Worksport Ltd, filed on May 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: May 26, 2021	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)